SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 5, 1996

            Boise Cascade Office Products Corporation
     (Exact Name of Registrant as Specified in Its Charter)


           Delaware                1-13662        82-0477390
(State or Other Jurisdiction of  (Commission   (I.R.S. Employer
Incorporation or Organization)   File Number)  Identification No.)


   800 W. Bryn Mawr Avenue,  Itasca, Illinois           60143
    (Address of Principal Executive Offices)          (Zip Code)


Registrant's Telephone Number, Including Area Code: (708)773-5000

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Item 5.   Other Events.

          The Company has entered into an Amended and Restated Credit Agreement dated as of June 5, 1996, to the Boise Cascade Office Products Corporation Credit Agreement dated as of March 30, 1995, as amended by Amendment
          No. 1 to Credit Agreement dated as of January 12, 1996. As amended and restated, the Company may borrow up to $350 million under this credit facility, which expires in 2001. A copy of the Amended and Restated Credit Agreement is filed as Exhibit 4.


Item 7.   Financial Statements and Exhibits.

          Exhibit 4 Form of Amended and Restated Credit Agreement dated as of June 5, 1996, to the Boise Cascade Office Products Corporation Credit Agreement dated as of March 30, 1995, as amended by Amendment No. 1 to Credit Agreement dated as of January 12, 1996

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BOISE CASCADE OFFICE PRODUCTS CORPORATION



                        /s/ CAROL B. MOERDYK
                        Carol B. Moerdyk
                        Senior Vice President and
                          Chief Financial Officer

Date:  June 10, 1996

                         Exhibit Index


Exhibit No.                  Description                   Page

     4              Form of Amended and Restated Credit
                    Agreement dated as of June 5, 1996,
                    to the Boise Cascade Office Products
                    Corporation Credit Agreement dated
                    as of March 30, 1995, as amended by
                    Amendment No. 1 to Credit Agreement
                    dated as of January 12, 1996